UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

ONCORUS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39575	47-3779757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street Suite 401
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 320-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONCR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2022 (the “Effective Date”), Oncorus, Inc. (the “Company”), entered into a second amendment (the “Lease Amendment”) to its existing lease with BMR-HAMPSHIRE LLC, a Delaware limited liability company (the “Landlord”), dated as of May 10, 2016, as amended by that certain first amendment to the lease dated as of November 17, 2016 (collectively, the “Existing Lease”), whereby the Company leases approximately 17,800 square feet of laboratory and office space from Landlord located at 50 Hampshire Street in Cambridge, Massachusetts, which currently serves as the Company's principal executive office. Pursuant to the Lease Amendment, the parties agreed to amend the Term Expiration Date (as defined in the Existing Lease) to November 15, 2022. The Existing Lease was previously scheduled to terminate, in accordance with its terms, in January 2024. The Company did not incur any termination penalties in connection with its execution of the Lease Amendment or the acceleration of the Term Expiration Date.

The Lease Amendment was executed in connection with Company's previously disclosed plans to relocate all of its operations to its approximately 105,000 square foot manufacturing facility in Andover, Massachusetts, of which approximately 41,000 square feet is specifically dedicated to manufacturing processes that are compliant with good manufacturing practices.

The foregoing description of the terms of the Lease Amendment is qualified in its entirety by reference to the Lease Amendment, a copy of which is attached as Exhibits 10.1 hereto and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment to Lease, dated September 13, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCORUS, INC.

Date:	September 14, 2022	By:	/s/ Richard Wanstall
Richard Wanstall Chief Financial Officer